WHITEWOLF PUBLICLY LISTED PRIVATE EQUITY ETF Ticker Symbol: LBO Listed on Cboe BZX Exchange, Inc.	SUMMARY PROSPECTUS May 31, 2025 https://lbo.fund/

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated May 31, 2025, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at https://lbo.fund/. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The WHITEWOLF Publicly Listed Private Equity ETF (the “Fund” or “LBO”) seeks long-term capital appreciation and current income.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee	0.70%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	6.01%
Total Annual Fund Operating Expenses	6.71%
1 The Fund’s investments in other funds requires the fund to report a total annual fund operating expense ratio in its prospectus fee table that accounts for both the expenses that a fund pays directly out of its assets (direct expenses), and the expense ratios of the underlying funds, including business development companies (BDCs), in which it invests, which are called Acquired Fund Fees and Expenses (“AFFE”). AFFEs are indirect expenses. This disclosure is designed to provide investors with a better understanding of the actual costs of investing in a fund that invests in other funds. Accordingly, the prospectus for LBO discloses its AFFEs which are in the table above. However, because these fees are not borne directly by the Fund, they will not be reflected in the expense information in LBO’s financial statements. Information presented in the prospectus table will differ from financial highlights presented in LBO’s reports to shareholders.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$665	$1,962	$3,214	$6,613
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended January 31, 2025, the portfolio turnover rate of the Fund was 11% of the average value of its investment portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of U.S. publicly listed private equity companies. The Fund defines “listed private equity companies” as Leverage Finance Providers (as defined below) and Buyout Firms, Sponsors, and Asset Managers (as defined below) (collectively, “Listed Private Equity Companies”) that are listed and traded on a U.S. national securities exchange. Leverage Finance Providers include Business Development Companies (BDCs), finance companies, and direct lenders. Buyout Firms, Sponsors, and Asset Managers include companies whose principal business is to invest in or lend capital to privately held companies. The strategies these Listed Private Equity Companies use when investing in, lending capital to, or providing services to privately held companies may be characterized generally as follows: buyouts or leveraged buyouts, venture capital, special situations, growth investments and private infrastructure. The Sub-Adviser excludes banks, real estate-focused companies and/or real estate investment trusts from the Fund’s investment universe.
When selecting investments, White Wolf Capital Advisors, LLC, the sub-adviser to the Fund (“White Wolf” or the “Sub-Adviser”), expects to evaluate a company’s credit performance and risk level, potential changes in the company’s earnings and dividend levels, the impact of changes in interest rates on the company, and differences among various companies in leverage and balance sheet structures. The Sub-Adviser may also consider a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, and capital policies when selecting investments for the Fund. This strategy seeks to provide investors with the opportunity to gain exposure to a diversified basket of liquid assets with meaningful current income generation and long-term capital appreciation.
Generally, the Sub-Adviser intends to allocate the Fund’s assets among investments in Listed Private Equity Companies as follows: 40% to 60% of the Fund’s net assets invested in Leverage Finance Providers; and the remaining 40% to 60% of the Fund’s net assets invested in Buyout Firms, Sponsors, and Asset Managers. The foregoing portfolio allocation policy may be changed based on the Sub-Adviser’s view of the markets. It is anticipated that the Fund will hold 25 to 40 Listed Private Equity Companies within the portfolio. The Fund’s investments in Listed Private Equity Companies may be classified as small-, mid- or large- capitalization investments.
The Sub-Adviser’s security selection process applies a number of both qualitative and quantitative criteria to help identify the best investment opportunities from the Fund’s investment universe. With respect to qualitative selection criteria, the securities that fit the description above represent the entire universe of securities taken into consideration. The quantitative factors employed by the Sub-Adviser when selecting investments for the Fund focus on the following factors: liquidity, income, volatility, and value. When considering an investment’s liquidity, the Sub-Adviser analyzes, among other things, an investment’s market capitalization and the impact that has on its liquidity. Generally, companies with larger capitalization tend to have greater liquidity. The Fund may invest in small-, mid- and large capitalization companies as long as they satisfy the Sub-Adviser’s liquidity standards. Next, the Sub-Adviser analyzes a company’s volatility (i.e., the extent to which a company’s stock price moves up or down in relation to the overall market) seeking those companies that tend to be less volatile than the overall market. The Sub-Adviser then considers a company’s dividend yield, seeking those investments that provide the Fund with attractive current income. Lastly, the Sub-Adviser will analyze a company’s price/earnings ratio, looking for those investment opportunities that provide upside potential (i.e., those that have a low price-to-earnings ratio). The Sub-Adviser’s value-oriented approach is designed to identify investments that provide current income, low volatility, and the potential for capital appreciation.
The Fund concentrates (i.e., invests more than 25% of its total assets) in securities of companies in the financial services industry or group of related industries.
The Fund considers a “U.S.” company to be one (i) domiciled or with a principal place of business or primary securities trading market in the United States, or (ii) that derives more than 50% of its total revenues or profits from the United States and whose stock is listed on an exchange that trades contemporaneously with the Shares.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Funds’ Principal Investment Risks.”

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security, such as geopolitical events and environmental disasters. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Listed Private Equity Companies Risk. There are certain risks inherent in investing in listed private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to or provide services to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. The Fund is also subject to the underlying risks which affect the listed private equity companies in which the financial institutions or vehicles held by the Fund invest. Listed private equity companies are subject to various risks depending on their underlying investments, which include additional liquidity risk, industry risk, foreign security risk, currency risk, valuation risk and credit risk. Listed private equity companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings, which may be adversely impacted by the poor performance of a small number of investments. By investing in companies in the capital markets whose business is to lend money, there is a risk that the issuer may default on its payments or declare bankruptcy.
Business Development Company (BDC) Risk. BDCs generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly traded companies. While the BDCs in which the Fund invests are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate such income. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by the BDCs and of any performance-based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund. A BDC’s incentive fee may be very high, vary from year to year and be payable even if the value of the BDC’s portfolio declines in a given time period. The use of leverage by BDCs magnifies gains and losses on amounts invested and increases the risks associated with investing in BDCs. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive.
Closed-End Funds Risk. Shares of closed-end funds frequently trade at a price per share that is less than the NAV per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the NAV of those shares. There are greater risks involved in investing in securities with limited market liquidity. To the extent a Fund invests in closed-end funds, it will indirectly bear its proportionate share of any fees and expenses payable directly by the closed-end fund and, therefore, the Fund would incur higher expenses, which may be duplicative. Closed-end funds may utilize more leverage than other types of investment companies. They can utilize leverage by issuing preferred stocks or debt securities to raise additional capital which can, in turn, be used to buy more securities and leverage its portfolio.
Financial Services Concentration Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services industry. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Unstable interest rates can have a disproportionate effect on the financial services industry, and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that industry. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies.

ETF Risks
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Cboe BZX Exchange, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund. It is possible the investment techniques and risk analyses employed on behalf of the Fund will not produce the desired results.
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.
Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Non-Diversification Risk. The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments.
New Sub-Adviser Risk. Although the Sub-Adviser’s principals and the Fund’s portfolio managers have experience managing investments in the past, the Sub-Adviser has limited experience managing investments for an ETF, which may limit the Sub-Adviser’s effectiveness.
New Fund Risk. The Fund is a recently organized management investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size. In addition, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

PERFORMANCE
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for one-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance information is also available on the Fund’s website at https://lbo.fund/ or by calling the Fund at (215) 330-4476.
Calendar Year Total Returns as of December 31
The Fund’s calendar year-to-date return as of March 31, 2025 was -5.71%.
During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 9.66% (quarter ended December 31, 2024) and the Fund’s lowest return for a calendar quarter was 1.59% (quarter ended June 30, 2024).
Average Annual Total Returns
For the Periods Ended December 31, 2024

WHITEWOLF Publicly Listed Private Equity ETF	1 Year	Since Inception (11/29/2023)
Return Before Taxes	30.92%	37.04%
Return After Taxes on Distributions	27.83%	33.49%
Return After Taxes on Distributions and Sale of Fund Shares	18.29%	26.72%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	28.39%
After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an Individual Retirement Account (“IRA”) or other tax-advantaged accounts.
INVESTMENT ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	White Wolf Capital Advisors, LLC (the “Sub-Adviser”)
PORTFOLIO MANAGERS
Elie P. Azar and Rahul Hukeri have been primarily and jointly responsible for the day-to-day management of the Fund since its inception.
PURCHASE AND SALE OF SHARES
The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares known as “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and partially in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an IRA or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.